UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 8, 2009

STANDARD MICROSYSTEMS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-7422	11-2234952
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York		11788-3728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	631 434-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) At the Registrant’s July 8, 2009 annual meeting of stockholders, the stockholders of the Registrant approved the Registrant’s 2009 Long Term Incentive Plan ("2009 LTIP"), Exhibit 10.1 hereto, and Selected Officer Management Incentive Plan, Exhibit 10.2 hereto. Descriptions of the foregoing plans are contained in the Registrant’s Proxy Statement for its 2009 Annual Meeting of Shareholders. On July 8, 2009 the Registrant’s compensation committee also approved the form of option agreement for use in the 2009 LTIP annexed hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1* Standard Microsystems Corporation 2009 Long Term Incentive Plan incorporated by reference to Attachment A to the Registrant’s Proxy Statement for its 2009 Annual Meeting of Shareholders.

10.2* Standard Microsystems Corporation Selected Officer Management Incentive Plan incorporated by reference to Attachment B to the Registrant’s Proxy Statement for its 2009 Annual Meeting of Shareholders.

10.3* Form of stock option agreement for the Standard Microsystems Corporation 2009 Long Term Incentive Plan.

*Indicates a management contract or compensatory plan or arrangement

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

July 13, 2009	By:	/s/ Kris Sennesael

Name: Kris Sennesael
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.3	Form of stock option agreement for the Standard Microsystems Corporation 2009 Long Term Incentive Plan